                             LETTER OF TRANSMITTAL

                                      FOR
                           TENDER OF ALL OUTSTANDING
                          7 5/8% SENIOR NOTES DUE 2013
                  IN EXCHANGE FOR 7 5/8% SENIOR NOTES DUE 2013
                        THAT HAVE BEEN REGISTERED UNDER
                    THE SECURITIES ACT OF 1933, AS AMENDED,

                                       OF

                             SUN MEDIA CORPORATION
----------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            , 2003 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED BY
   SUN MEDIA CORPORATION IN ITS SOLE DISCRETION.
--------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                               NATIONAL CITY BANK
                                  DELIVER TO:

            BY MAIL:               BY HAND OR OVERNIGHT DELIVERY:            NEW YORK DROP:
       National City Bank                National City Bank                National City Bank
        P.O. Box 92301               Corporate Trust Operations       The Depository Trust Company
           LOC #5352                4100 West 150th Street, 3rd       Transfer Agent Drop Service
   Cleveland, Ohio 44193-0900                  Floor                        55 Water Street
                                             LOC #5352                   Jeanette Park Entrance
                                     Cleveland, Ohio 44135-1385         New York, New York 10041

                                           BY FACSIMILE:
                                          (216) 222-9326
                                       CONFIRM BY TELEPHONE:
                                          (216) 222-2552
                                     Attention: Holly Pattison

DELIVERY TO AN ADDRESS OTHER THAN THE DEPOSITORY TRUST COMPANY (ATOP) OR AS
         SET FORTH IN THIS LETTER OF TRANSMITTAL OR TRANSMISSION OF
         INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER
              THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID
                                   DELIVERY.

    The undersigned acknowledges that he or she has received and reviewed the Prospectus dated March [ ], 2003 (the "Prospectus") of Sun Media Corporation ("Sun Media") and this letter of transmittal, which together constitute Sun Media's offer (the "Exchange Offer") to exchange $1,000 in stated amount at maturity of a new series of 7 5/8% Senior Notes due 2003 (the "Exchange Notes") of Sun Media for each $1,000 in stated amount at maturity of outstanding 7 5/8% Senior Notes due 2013 (the "Outstanding Notes") of Sun Media. The terms of the Exchange Notes are identical in all material respects (including stated amount at maturity, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes will have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting their transfer.

    This letter of transmittal is to be used by Holders (as defined below) if:
(i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent with this letter of transmittal by

Holders; (ii) tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Outstanding Notes (such participants, acting on behalf of Holders, are referred to in this letter of transmittal, together with such Holders, as "Acting Holders"); or (iii) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    If delivery of the Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in (ii) in the immediately preceding paragraph, this letter of transmittal need not be manually executed; provided, however, that tenders of Outstanding Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). To tender Outstanding Notes through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, this letter of transmittal.

    Unless the context requires otherwise, the term "Holder" for purposes of this letter of transmittal means: (i) any person in whose name Outstanding Notes are registered on the books of Sun Media or any other person who has obtained a properly completed bond power from the registered Holder, or (ii) any participant in DTC whose Outstanding Notes are held of record by DTC who desires to deliver such Outstanding Notes by book-entry transfer at DTC.

    The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this letter of transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

    HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

    List below the Outstanding Notes to which this letter of transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Stated Amounts at Maturity should be listed on a separate signed schedule affixed hereto. Tenders of Outstanding Notes will be accepted only in authorized denominations of $1,000.

--------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF OUTSTANDING NOTES
--------------------------------------------------------------------------------------------------
                                                  CERTIFICATE NUMBER(S)*   AGGREGATE STATED AMOUNT
            NAME(S) AND ADDRESS(ES)               (ATTACH SIGNED LIST IF    AT MATURITY TENDERED
           (PLEASE FILL IN, IF BLANK)                   NECESSARY)          (IF LESS THAN ALL)**
--------------------------------------------------------------------------------------------------
                                                       --------------------------------------

                                                       --------------------------------------

                                                       --------------------------------------

                                                       --------------------------------------

                                                       --------------------------------------

--------------------------------------------------------------------------------------------------
TOTAL STATED AMOUNT AT MATURITY OF OUTSTANDING NOTES TENDERED
--------------------------------------------------------------------------------------------------

*   Need not be completed by Holders tendering by book-entry transfer.

** Need not be completed by Holders who wish to tender with respect to all Outstanding Notes listed. See Instruction 2.

/ /  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY DTC TO THE
    EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    DTC Book-Entry Account _____________________________________________________

    Transaction Code No. _______________________________________________________

    Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, or (ii) who cannot deliver their Outstanding Notes, the letter of transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

/ /  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Holder(s) of Outstanding Notes __________________________________

    Window Ticket No. (if any) _________________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Eligible Institution That Guaranteed Delivery ______________________

    DTC Book-Entry Account No. _________________________________________________

    If Delivered by Book-Entry Transfer: Name of

    Tendering Institution ______________________________________________________

    Transaction Code No. _______________________________________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name _______________________________________________________________________

    Address ____________________________________________________________________

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Sun Media the stated amount at maturity of Outstanding Notes described on page 2. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Sun Media all right, title and interest in and to such Outstanding Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of Sun Media and as Trustee under the Indenture for the Outstanding Notes and the Exchange Notes) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, Sun Media will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or proxies. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Sun Media to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes.

    The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Sun Media) as more particularly set forth in the Prospectus, Sun Media may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

    By tendering, each Holder of Outstanding Notes represents to Sun Media that
(i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder, (ii) neither the Holder of Outstanding Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) if the Holder is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Outstanding Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the Exchange Notes and (iv) neither the Holder nor any such other person is an "affiliate" of Sun Media within the meaning of Rule 405 under the Securities Act of 1933, as amended, or, if such Holder is such an "affiliate", that such Holder will comply with the registration and prospectus delivery requirements of the

Securities Act to the extent applicable. If the tendering Holder is a broker-dealer (whether or not it is also an "affiliate" of Sun Media within the meaning of Rule 405 under the Securities Act) that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    For purposes of the Exchange Offer, Sun Media shall be deemed to have accepted validly tendered Outstanding Notes when, as and if Sun Media has given oral or written notice of such acceptance to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Outstanding Notes are submitted for a greater stated amount at maturity than the Holder desires to exchange, such unaccepted or non-exchanged Outstanding Notes will be returned without expense to the tendering Holder of such Outstanding Notes (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to customary book-entry transfer procedures, such non-exchanged Notes will be credited to an account maintained with such Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

    All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation under this letter of transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

    The undersigned understands that tenders of Outstanding Notes pursuant to the instructions hereto and Sun Media's acceptance of such Outstanding Notes will constitute a binding agreement between the undersigned and Sun Media upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange, and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event, in the case of Outstanding Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any certificates for Outstanding Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signature, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange, and return any Outstanding Notes not tendered or not exchanged, in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Sun Media has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered Holder thereof if Sun Media does not accept for exchange any of the Outstanding Notes so tendered.

                                   SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 12)

            (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES REGARDLESS OF WHETHER OUTSTANDING NOTES ARE BEING
                         PHYSICALLY DELIVERED HEREWITH)

--------------------------------------------------------------------------------

      This letter of transmittal must be signed by the Holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Sun Media of such person's authority to so act. See Instruction 3. If the signature appearing below is not of the registered Holder(s) of the Outstanding Notes, then the registered Holder(s) must sign a valid proxy.

x                                             Date:

x                                             Date:
Signature(s) of Holder(s) or Authorized
  Signatory

Name(s):                                      Address:

               (Please Print)                             (Including Zip Code)

                                              Area Code and
Capacity(ies):                                Telephone No.:

Taxpayer Identification or Social Security No(s).:

                              SIGNATURE GUARANTEE
                              (SEE INSTRUCTION 3)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------

             (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------

  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

--------------------------------------------------------------------------------

                             (Authorized Signature)

--------------------------------------------------------------------------------

                                 (Printed Name)

--------------------------------------------------------------------------------

                                    (Title)

    Dated: ________________________
--------------------------------------------------------------------------------

-------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                              (SEE INSTRUCTION 4)

      To be completed ONLY if certificates for Outstanding Notes in a stated amount at maturity not tendered are to be issued in the name of, or the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person(s) whose signature(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box entitled "Description of Outstanding Notes" within this letter of transmittal, or if Outstanding Notes tendered by book-entry transfer that are not accepted are maintained at DTC other than the account at DTC indicated above.

  Name _______________________________________________________________________
                                 (Please Print)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (Include Zip Code)

   __________________________________________________________________________
                  (Tax Identification or Social Security No.)

  (See Substitute Form W-9 on Page 12)

-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTIONS 4)

      To be completed ONLY if certificates for Outstanding Notes in a stated amount at maturity not tendered or not accepted for purchase or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person(s) whose signature(s) appear(s) within this letter of transmittal or to an address different from that shown in the box entitled "Description of Outstanding Notes" within this letter of transmittal or to be credited to an account maintained at DTC other than the account at DTC indicated above.

  Name _______________________________________________________________________
                                 (Please Print)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (Include Zip Code)

   __________________________________________________________________________
                  (Tax Identification or Social Security No.)

  (See Substitute Form W-9 on Page 12)

------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. The certificates for the tendered Outstanding Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Outstanding Notes delivered electronically), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth on page 1 prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Outstanding Notes, this letter of transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or Outstanding Notes should be sent to Sun Media.

    Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Outstanding Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the stated amount at maturity of Outstanding Notes tendered, stating that the tender is being made by such Notice of Guaranteed Delivery and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this letter of transmittal (or a copy of this letter of transmittal), together with the certificate(s) representing the Outstanding Notes (or a confirmation of electronic mail delivery of book-entry into the Exchange Agent's account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed letter of transmittal (or a copy of this letter of transmittal), as well as all other documents required by this letter of transmittal and the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or a confirmation of electronic mail delivery book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any Holder of Outstanding Notes who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by Sun Media in its sole discretion, which determination will be final and binding. Sun Media reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes Sun Media's acceptance of which would, in the opinion of counsel for Sun Media, be unlawful. Sun Media also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. Sun Media's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as Sun Media shall determine. Although Sun Media intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither Sun Media, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Outstanding Notes, unless otherwise provided in this letter of transmittal, as soon as practicable following the expiration or termination of the Exchange Offer.

    2. PARTIAL TENDERS. If less than all Outstanding Notes are tendered, the tendering Holder should fill in the number of Outstanding Notes tendered in the third column of the chart entitled "Description of Outstanding Notes." All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, a certificate or certificates representing Exchange Notes issued in exchange of any Outstanding Notes tendered and accepted will be sent to the Holder at its registered address, unless a different address is provided in the appropriate box in this letter of transmittal or unless tender is made through DTC, promptly after the Outstanding Notes are accepted for exchange.

    3. SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this letter of transmittal (or a copy of this letter of transmittal) is signed by the registered Holder(s) of the Outstanding Notes tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever.

    If this letter of transmittal (or a copy of this letter of transmittal) is signed by the registered Holder of Outstanding Notes tendered and the certificates for Exchange Notes issued in exchange therefor are to be issued (or certificates for any untendered Outstanding Notes are to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

    If this letter of transmittal (or a copy of this letter of transmittal) is signed by a person other than the registered Holder(s) of the Outstanding Notes, the Outstanding Notes surrendered for exchange must be endorsed or accompanied by a properly completed bond power that authorizes such person to tender the Outstanding Notes on behalf of the registered Holder(s), in either case signed as the name(s) of the registered Holder(s) appear(s) on the Outstanding Notes.

    If this letter of transmittal (or a copy of this letter of transmittal) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in fiduciary or representative capacities, such persons should so indicate when signing, and unless waived by Sun Media, evidence satisfactory to Sun Media of their authority to so act must be submitted with this letter of transmittal.

    Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

    Signatures on this letter of transmittal (or a copy of this letter of transmittal) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange, a member firm of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"), unless the Outstanding Notes tendered pursuant hereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Outstanding Notes) who has not completed the box on page 7 entitled "Special Issuance Instructions" or "Special Delivery Instructions" of this letter of transmittal or (ii) for the account of an Eligible Institution.

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes or substitute Outstanding Notes for stated amounts at maturity not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this letter of transmittal (or in the case of tender of the Outstanding Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be provided.

    5. TRANSFER TAXES. Sun Media shall pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes, or certificates representing Outstanding Notes for stated amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Outstanding Notes being tendered, or if transfer taxes are imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

    Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this letter of transmittal.

    6. AMENDMENT OR WAIVER OF CONDITIONS. Sun Media reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

    7. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer, requests for assistance and requests for additional copies of the Prospectus and this letter of transmittal may be directed to the Exchange Agent at the address and telephone number set forth above.

    9. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Outstanding Notes, by execution of this letter of transmittal, waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

    10. WITHDRAWAL OF TENDERS. Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

    For a withdrawal of a tender of Outstanding Notes to be effective, a written or facsimile notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who deposited the Outstanding Notes to be withdrawn, (ii) identify the Outstanding Notes to be withdrawn (including the principal amounts of such Outstanding Notes), (iii) be signed by the Holder in the same manner as the original signature on this letter of transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Outstanding Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Holder. If the Holder delivered or otherwise identified certificates representing Outstanding Notes to the Exchange Agent, then the Holder must submit the serial numbers of the certificates to be withdrawn. If the Outstanding Notes were tendered as a book-entry transfer, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of DTC.

    11. DEFINITIONS. Capitalized terms used but not defined in this letter of transmittal shall have the respective meanings set forth in the Prospectus.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    The Holder is required to give the Exchange Agent its social security number or employer identification number. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identifying Number on Substitute Form W-9 for additional guidance on which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

-----------------------------------------------------------------------------------------------------------------
                                     PAYOR'S NAME:    SUN MEDIA CORPORATION
-----------------------------------------------------------------------------------------------------------------

         SUBSTITUTE               Please fill out your name and address below:
          FORM W-9
 Department Of The Treasury       Name:
  Internal Revenue Service

Payor's Request For Taxpayer      Address (Number and street):
Identification Number (TIN)
                                  City, State and Zip Code:
                                  ----------------------------------------------------------------------------

                                  PART I -- PLEASE PROVIDE YOUR TIN IN THE                     TIN:
                                  BOX AT RIGHT AND CERTIFY BY SIGNING AND           (Social Security Number or
                                  DATING BELOW                                    Employer Identification Number)
-----------------------------------------------------------------------------------------------------------------

                                  PART II -- CERTIFICATION -- UNDER               PART III --
                                  PENALTIES OF PERJURY, I CERTIFY THAT:           ------------------------------
                                  (1) The number shown on this form is my         Awaiting TIN      / /
                                  correct Taxpayer Identification Number (or      ------------------------------
                                  I am waiting for a number to be issued to       Exempt           / /
                                  me) and (2) I am not subject to backup
                                  withholding because (a) I am exempt from
                                  backup withholding, or (b) I have not been
                                  notified by the Internal Revenue Service
                                  (the "IRS") that I am subject to backup
                                  withholding as a result of failure to
                                  report all interest and dividends, or
                                  (c) the IRS has notified me that I am no
                                  longer subject to backup withholding.

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the applicable box in Part 3.

Signature                                                     Date

Name (Please Print)

Address (Number and street)

City, State and Zip Code
-----------------------------------------------------------------------------------------------------

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN
       BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU UNDER
       THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
       CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
       SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE APPLICABLE BOX IN
PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

-------------------------------------------        -------------------------------------------
                 Signature                                             Date

IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

                         (DO NOT WRITE IN SPACE BELOW)

----------------------------------------------------------------------------------------
        CERTIFICATE                   OUTSTANDING                   OUTSTANDING
        SURRENDERED                  NOTES TENDERED                NOTES ACCEPTED
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
    DELIVERY PREPARED BY               CHECKED BY                       DATE
----------------------------------------------------------------------------------------